NYSE: ARM NYSE: ARM NYSE: ARM

ArvinMeritor

www.arvinmeritor.com

Deutsche Bank 2009
Leveraged Finance
Conference

September 30, 2009

Jay Craig

Senior Vice President and CFO

ArvinMeritor

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

Forward-Looking Statements

This presentation contains statements relating to future results of the company (including certain projections and business trends) that are
“forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995.  Forward-looking statements are typically identified by words or phrases such as “believe,” “expect,” “anticipate,” “estimate,” “should,” “are likely to be,” “will” and similar expressions.
There are risks and uncertainties relating our ability to obtain any needed waiver or amendment to our credit agreement if needed in the future;
our ability to achieve anticipated or continued cost savings from reduction actions; and our ability to execute the Company’s announced plans for the Body Systems and Chassis Systems businesses of LVS, including the timing and certainty of completion or  the terms upon which any sale agreement with respect to any portion of the business may be made and the amount of any exit costs. In addition, actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to global economic and market cycles and conditions, including the recent global economic crisis; whether we will have sufficient liquidity as we continue to be affected by declining vehicle production volumes; the financial condition of the company’s suppliers and customers, including bankruptcies; possible adverse effects of any future suspension of normal trade credit terms by our suppliers; the ability of the company to continue to comply with covenants in its financing agreements; the ability of the company to access capital markets; credit ratings of the company’s debt; the demand for commercial, specialty and light vehicles for which the company supplies products; risks inherent in operating abroad (including foreign currency exchange rates and potential disruption of production and supply due to terrorist attacks or acts of aggression); availability and rising cost of raw materials, including steel and oil; OEM program delays; demand for and market acceptance of new and existing products; successful development of new products;
reliance on major OEM customers; labor relations of the company, its suppliers and customers, including potential disruptions in supply of parts to our facilities or demand for our products due to work stoppages; potential difficulties competing with companies that have avoided their existing contracts in bankruptcy and reorganization proceedings; successful integration of acquired or merged businesses; the ability to achieve the expected annual savings and synergies from past and future business combinations and the ability to achieve the expected benefits of restructuring actions; potential impairment of long-lived assets, including goodwill; potential adjustment of the value of deferred tax assets;
competitive product and pricing pressures; the amount of the company’s debt; the outcome of existing and any future legal proceedings, including any litigation with respect to environmental or asbestos-related matters; the outcome of actual and potential product liability and warranty and recall claims; rising costs of pension and other post-retirement benefits and possible changes in pension and other accounting rules; as well as other risks and uncertainties, including but not limited to those detailed from time to time in filings of the company with the
SEC. These forward-looking statements are made only as of the date hereof, and the company undertakes no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as otherwise required by law.

All earnings per share amounts are on a diluted basis. The company's fiscal year ends on the Sunday nearest Sept. 30, and its fiscal quarters end on the Sundays nearest Dec. 31, March 31 and June 30. All year and quarter references relate to the company's fiscal year and fiscal quarters, unless otherwise stated.

ArvinMeritor

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

Diverse Business Portfolio
Based on2008 Sales

North
America
46%

Europe
32%

South
America
12%

Asia
Pacific
10%

CVS

Body
88%

$4.8 Billion

$1.6 Billion

LVS

Chassis

Remaining

12%

Truck

XCMG
QY100K
Off-Highway

Military

WABCO
Aftermarket

Servicing off-highway, bus and coach, fire and rescue, truck, trailer, and aftermarket customers

Braking Systems

- Cam brakes
- Air disc brakes
- Hydraulic disc brakes
- Parking brakes
- Automatic slack adjusters
- Hubs, drums and rotors
- Steel and Stainless Clad Wheels

ELSA195 Air Disc Brake

10T lift truck axle

Axles, Drivelines and Suspensions

- Front steer and drive axles
- All-wheel drive axles
- Single and tandem rear drive axles
- Tag/pusher axles
- Drivelines, universal joints and yokes
- Transfer cases

Meritor® RPL Driveline

Meritor® MTC-4210 Two-Speed Transfer Case

Meritor Tandem Axle

Trailer Air Suspension Systems

- Air ride suspensions
- Axles and brakes
- Wheel-end systems
- Meritor Tire Inflation System by P.S.I.

Alternative Powered Drivetrains

- Hybrid Class 8 – diesel electric
- Alternative powered independent suspension
- Ultra-low floor axles
- Hybrid-specific axles

Purolator
Battery-Electric Pickup and delivery vehicle

Aftermarket and Remanufacturing

- Original equipment service parts
- All-makes programs
- Remanufactured parts
  - Mascot Truck Parts
  - Trucktechnic

Stopping and Safety Systems

- Anti-lock braking Systems
- Stability enhancement
- Hydraulic power brake and clutch control systems
- Automatic traction control
- OnGuard collision safety systems

MERITOR WABCO

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

5

ArvinMeritor

Global Truck Markets and Customers

Aftermarket
Truck America 29%
Specialty 11%
Asia Pacific
Trailer 7%
Truck Europe

Top Ten Truck Customers

	NA	EU	SA	AP
Volvo	✓	✓	✓	✓
Daimler	✓	✓	✓	
Navistar	✓			
Iveco		✓	✓	
Ashok Leyland				✓
Volkswagen (MAN)			✓	
TATA				✓
PACCAR	✓	✓		✓
Ford		✓	✓	
Hino	✓			

1
NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

                                                    ü

CVS Leadership Positions (including JVs) [(1)]

Category	North America	Europe	Other Regions
Independent truck drive axle	#1	#1	#1 in S.A., India
Truck driveline supplier	#2		Strategic Thrust
Truck air brake supplier	#1	#2	Strategic Thrust
Trailer axle supplier	#1		#1 in S. America
Commercial vehicle aftermarket - Products in which we participate	#1	#3-Path to #1	Strategic Thrust
Off-highway axle	Strategic Thrust	Strategic Thrust	#1 in China
Military wheeled vehicle drivetrain, suspension and brakes	#1		

#1 or #2 in many key segments

(1) Based on market data and management estimates

ArvinMeritor

25,000
20,000
15,000
10,000
5,000
0
2008
2009
Jan
Mar
May
Jul
Sep
Nov

25,000
20,000
15,000
10,000
5,000
0
2008
2009
Jan
Mar
May
Jul
Sep
Nov

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

Truck Net Orders by Month
North America

August 2009 :  10,740

Highest heavy truck net orders in nine months

17% above July ’09

30% below August ’08

Credit concerns and low freight traffic continue to
hold orders down at low levels

Fiscal YTD average: 8,860

52% below FY08 period; seasonally adjusted rate
of 104,800

August 2009 :  10,810

August net orders high due to school bus orders

June and July were distorted due to GM exiting
the market

Fiscal YTD average: 7,120

54% below FY08 period; seasonally adjusted
rate of 84,300

Class 8

Class 5-7

ArvinMeritor

400
350
300
250
200
150
100
50
0
1989
1993
1997
2001
2005
2009E

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

Historical Class 8 Production
North America

In bottom of trough and preparing for the upturn

Units (000)

ArvinMeritor

2008
2009
180
120
60
0
136
121
159
62
149
38
118
1st Qtr
2nd Qtr
3rd Qtr
4th Qtr

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

Commercial Vehicle Markets - ROW
Fiscal Quarters

Europe

Med. & Heavy Truck Production (000)

Q3 production down 74%
year-over-year and down
39% from Q2

More down time in fiscal Q4

South America

Asia Pacific

Q3 production down 36% year-over-
year, but up 9% from Q2

Could see further small increases in
upcoming quarters

Q3 production down 27% year-over-
year, but up 33% from Q2

Same industry trends hold for India and
China specifically

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

Strategic Priorities

1.

Ensure adequate liquidity while minimizing cost

Clear covenants

Benefit from current favorable credit agreement

2.

Continued restructuring and other cost reductions

Resist workforce and cost increases as volume returns

Tight controls on discretionary spending

Performance Plus Wave II

3.

Continue operational performance improvement

Improve global capacity flexibility

Drive inventory turns improvements

Manage the upturn

4.

Complete LVS separation

5.

Continue to grow high-margin product categories

Commercial Vehicle Aftermarket and Specialty

6.

Innovate and strengthen product development and technology

Hybrid commercial vehicles, new axle launch, fuel efficient and high quality products

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

Credit Line Covenant Compliance

Completed identified actions needed to clear covenants at September measurement

New, two-year U.S. receivables financing arrangement completed on September 8, 2009

Total commitment under the facility is $125 million after
additional lender participation

Daily borrowing availability under the New Facility exceeds
availability under the facility it replaced

Sale of Wheels business unit was completed on September 21,
2009 with receipt of proceeds in September FY 2009

Used net proceeds of $169 million from the sale to reduce
outstanding balances on the revolving credit facility

We believe that we are in compliance with all covenants in our revolving credit facility, including the covenant related to the ratio of senior secured debt to EBITDA, as of the end of Q4 2009

ArvinMeritor

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

Light Vehicle Systems

Closed sale of Wheels to lochpe-Maxion
S.A. on September 21, 2009

Received $169 million of net proceeds

Chassis divestitures

     - Gabriel de Venezuela

     - Gabriel Ride Control North America

     - JV Mitsubishi Steel (MSSC)

Remaining Chassis business expected to
operate near break-even; modules will run
off over two years as vehicle programs end

Wheels

Chassis

Working to minimize cash requirements

Divest as business and market conditions allow

Body

LVS Chassis
$0.5 Billion

Wheels
$0.3 Billion

North
America
75%

North
America
50%

South
America
45%

Q4 Discontinued Operations

Based on 2008 Sales

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

Product Highlights

Meritor® TACTXTM High Mobility
Independent Suspension in production with
British TSV program

Semi-active damping shocks

Meritor® Air Suspension Height Control

Lightweight aluminum carrier assemblies

Expanding ELSA Disc Brake Platform into
North America and Asia Pacific markets

Best-in-class reliability and performance

Participating in DOE SuperTruck competition
with Meritor® Dual Mode Class 8 Hybrid

Meritor® MT-14X Tandem Axle

Superior design addresses customer
needs for reduced weight, improved
efficiency and wider ratio coverage

Expected
launch at
MATS in 2010

ArvinMeritor

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

Strategic repositioning nearing completion

Aggressively lowered breakeven levels with the goal of
being cash flow neutral at current industry size

Well-positioned to benefit from a rebound in the
commercial vehicle industry

Current North American industry about 50% below cycle average

Sustainable competitive position

Strong growth in most profitable product categories

Aftermarket and Specialty

Investment Case

Franchise value we can sustain and grow

Frequently Asked Questions

1.

Will you be negatively impacted by the FMTV
award to Oshkosh?

2.

What is the status of your French Factoring and
Swedish Securitization programs?

3.

With the fourth quarter covenant issue behind
you, are you planning any changes to your capital
structure?

4.

What exposure do you have to higher steel
prices?

5.

Do you have any targets on where your
profitability could go relative to past cycles?

ArvinMeritor

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

FAQ #1:  Will you be negatively impacted
by the FMTV award to Oshkosh?

Oshkosh will fundamentally build the same FMTV
vehicles as BAE Systems to maintain continuity in
the military's vehicle fleet

Award currently under protest by BAE Systems
and Navistar

We expect to supply the
same components
regardless of
manufacturer

ArvinMeritor

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

FAQ #2: What is the status of your French
Factoring and Swedish Securitization
programs?

Both facilities backed by 364-day liquidity
commitments from Nordea Bank

renewed through mid-October 2009

We expect renewal of the two facilities based
on verbal communication with Nordea

Limited Term Debt Refinancing
Millions as of June 30, 2009
Fiscal Year
NYSE: ARM

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

FAQ #3: With the fourth quarter covenant
issue behind you, are you planning any
changes to your capital structure?

We continue to look at
available options to address
the balance sheet, including

Renewing the 2011
revolver

Addressing the 2012
unsecured notes

Progressing towards
investment grade statistics

ArvinMeritor

Manage Supply Arrangements
Implement Appropriate Surcharges
Timing Differ-ences?
No
End
Yes
Incremental Costs or Benefits

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

FAQ #4: What exposure do you have to
higher steel prices?

We do not expect to experience any significant impact from increasing steel prices

Contractually recover/refund steel price differences from/to our customers

Similar to prior periods of rising steel prices

Surcharges will increase/decrease in parallel with costs

Commodity movements not viewed as cost or profit making opportunity

ArvinMeritor

NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM NYSE: ARM

FAQ #5: Do you have any targets on where
your profitability could go relative to
past cycles? (1)

We have a long-term Return on Equity target
in the mid teens or higher

Therefore, we have a long-term EBITDA
margin target of 10% average through the
cycle

We believe becoming exclusively a
commercial vehicle and industrial company
allows us to achieve that more rapidly

(1)    Based on management’s current long-term planning assumptions.  Please see slide 2, “Forward-Looking Statements”.